UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 23, 2004

MATRITECH, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-12128	4-2985132

(Commission File Number)	(I.R.S. Employer Identification No.)

330 Nevada Street, Newton, Massachusetts 02460

(Address of Principal Executive Offices)        (Zip Code)

(617) 928–0820

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On December 23, 2004, Matritech, Inc. issued a press release providing an update on its NMP66TM program for breast cancer detection and NMP22 sales. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

      (c) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Registrant on December 23, 2004 providing an update on Matritech, Inc.‘s NMP66TM program for breast cancer detection and NMP22 sales.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATRITECH, INC.

Date December 23, 2004	By: /s/ Stephen D. Chubb Name: Stephen D. Chubb Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Registrant on December 23, 2004 providing an update on Matritech, Inc.‘s NMP66TM program for breast cancer detection and NMP22 sales.